UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2004

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Item 9.	Regulation FD Disclosure

Item 12.	Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition”.

On July 29, 2004, Parker-Hannifin Corporation issued a press release and presented a Webcast announcing earnings for the quarter ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report. A copy of the Webcast presentation is filed as Exhibit 99.2 to this report.

EXHIBIT INDEX

99.1	Press release issued by Parker-Hannifin Corporation, dated July 29, 2004.

99.2	Webcast presentation by Parker-Hannifin Corporation, dated July 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Timothy K. Pistell
Timothy K. Pistell Vice President Finance and Administration and Chief Financial Officer

Date: July 29, 2004